SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 15, 2003

CERUS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-21937	68-0262011
(State of jurisdiction)	(Commission File No.)	(IRS Employer Identification No.)

2411 Stanwell Drive Concord, California 94520
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (925) 288-6000

Item 5.  Other Events.

On October 15, 2003, Cerus Corporation (the “Company”) announced that it is restructuring its operations to focus on its pathogen inactivation products for platelets and plasma and on its pipeline of therapeutics and vaccines.  In addition, the Company announced that Baxter Capital Corporation, a financial subsidiary of Baxter International Inc., commenced legal proceedings against the Company seeking repayment of amounts outstanding under a credit facility it provided to Cerus.  Copies of the Company’s press releases related to the above matters are attached as Exhibits 99.1 and 99.2 hereto, respectively, and are incorporated herein by reference.

Item 7.  Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release, dated October 15, 2003, entitled “Cerus Realigns Development Efforts and Reduces Expenses.”

99.2	Press Release, dated October 15, 2003, entitled “Cerus Announces Loan Dispute with Baxter Capital.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERUS CORPORATION

Dated: October 15, 2003	By:	/s/ Gregory W. Schafer
Gregory W. Schafer
Vice President, Finance and
Chief Financial Officer

Index to Exhibits

Exhibit Number	Description of Exhibit
99.1	Press Release, dated October 15, 2003, entitled “Cerus Realigns Development Efforts and Reduces Expenses.”

99.2	Press Release, dated October 15, 2003, entitled “Cerus Announces Loan Dispute with Baxter Capital.”